Exhibit 99.1

USCF Funds Trust

United States 3x Oil Fund

Monthly Account Statement

For the Month Ended December 31, 2019 (In Liquidation)*

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Futures	$1,920,488
Realized Trading Gain (Loss) on Short-Term Investments	114
Unrealized Gain (Loss) on Market Value of Futures	1,515,878
Dividend Income	1,553
Interest Income	7,191
ETF Transaction Fees	1,402
Total Income (Loss)	$3,446,626

Expenses
Sponsor Management Fees	$5,186
Brokerage Commissions	6,535
Total Expenses	$11,721
Net Income (Loss)	$3,434,905

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 12/1/19	$15,228,734
Withdrawals (800,040 Shares)	(18,663,639)
Net Income (Loss)	3,434,905

Net Asset Value End of Month*	$0

* The Fund ceased trading on the NYSE Arca December 12, 2019 and the Fund’s liquidation date was December 18, 2019.

To the Shareholders of United States 3x Oil Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States 3x Oil Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

USCF Funds Trust

United States 3x Short Oil Fund

Monthly Account Statement

For the Month Ended December 31, 2019 (In Liquidation)*

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Futures	$(511,795)
Unrealized Gain (Loss) on Market Value of Futures	(413,432)
Interest Income	2,308
ETF Transaction Fees	248
Total Income (Loss)	$(922,671)

Expenses
Sponsor Management Fees	$1,280
Brokerage Commissions	1,732
Total Expenses	$3,012
Net Income (Loss)	$(925,683)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 12/1/19	$4,558,221
Additions (100,000 Shares)	619,551
Withdrawals (700,007 Shares)	(4,252,089)
Net Income (Loss)	(925,683)

Net Asset Value End of Month*	$0

* The Fund ceased trading on the NYSE Arca December 12, 2019 and the Fund’s liquidation date was December 18, 2019.

To the Shareholders of United States 3x Short Oil Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States 3x Short Oil Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

USCF Funds Trust

Monthly Account Statement

For the Month Ended December 31, 2019 (In Liquidation)*

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Futures	$1,408,693
Realized Trading Gain (Loss) on Short-Term Investments	114
Unrealized Gain (Loss) on Market Value of Futures	1,102,446
Dividend Income	1,553
Interest Income	9,499
ETF Transaction Fees	1,650
Total Income (Loss)	$2,523,955

Expenses
Sponsor Management Fees	$6,466
Brokerage Commissions	8,267
Total Expenses	$14,733
Net Income (Loss)	$2,509,222

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 12/1/19	$19,786,955
Additions (100,000 Shares)	619,551
Withdrawals (1,500,047 Shares)	(22,915,728)
Net Income (Loss)	2,509,222

Net Asset Value End of Month*	$0

* The Funds ceased trading on the NYSE Arca December 12, 2019 and the Funds’ liquidation date was December 18, 2019.

To the Shareholders of USCF Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of USCF Funds Trust

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596